UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2014

Industrial Income Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54372	27-0477259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Industrial Income Trust Inc. (the “Company”) is providing certain information in a supplemental document titled “Second Quarter 2014 Supplemental Reporting Package” (the “Supplemental Reporting Package”), which sets forth certain information regarding the Company’s results of operations and financial performance for the quarter ended June 30, 2014. The Supplemental Reporting Package supplements and should be read in conjunction with the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on August 11, 2014. The Supplemental Reporting Package will be made available on the Company’s website (www.industrialincome.com) and is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 2.02 and the attached Exhibit 99.1 is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 8.01.	Other Events.

Public Earnings Call

The Company will host a public conference call on Tuesday, August 26, 2014 to review quarterly operating and financial results for the quarter ended June 30, 2014. Dwight Merriman, Chief Executive Officer, and Tom McGonagle, Chief Financial Officer, will present operating and financial data and discuss the Company’s corporate strategy and acquisition, disposition and development activity. The conference call will take place at 2:15 p.m. MDT and can be accessed by dialing (800) 381-7839. To access a replay of the call, contact Dividend Capital at (866) 324-7348.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Second Quarter 2014 Supplemental Reporting Package.

Forward-Looking Statements

This Current Report on Form 8-K, including the exhibit furnished herewith, contains forward-looking statements, such as statements concerning the Company’s revenues and operating expenses, funds from operations and Company-defined funds from operations, that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, those risks set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as amended or supplemented by the Company’s other filings with the SEC. Although these forward-looking statements reflect management’s belief as to future events, actual events or our investments and results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. The Company cannot assure you that it will attain its investment objectives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL INCOME TRUST INC.

August 21, 2014	By:	/s/ THOMAS G. MCGONAGLE

Name: Thomas G. McGonagle
Title: Chief Financial Officer

EXHIBIT INDEX

99.1	Second Quarter 2014 Supplemental Reporting Package.